Exhibit 99.7

                                                               [Logo for Exelon]

[In the upper left corner is a photograph of John Rowe]

John W. Rowe

Position
Chairman, President and Chief Executive Officer

Profile
Exelon Corporation was formed in October 2000 by the merger of Unicom Corporation and PECO Energy. As Chairman, President and CEO of Exelon, Mr.Rowe is responsible for managing one of the nation's largest electric utilities, with approximately five million customers and more than $15 billion in annual revenues. Headquartered in Chicago, Exelon owns or contracts for an expanding generation portfolio of approximately 40,000 megawatts, with strong positions in the Midwest and Mid-Atlantic. Exelon also has holdings in infrastructure services, energy services and telecommunications.

Professional History
Prior to the formation of Exelon, Mr. Rowe served as Chairman, President and CEO of Unicom Corporation and ComEd. Mr. Rowe was President and CEO of New England Electric System (NEES) from 1989 to February 1998, and he served as President and CEO of Central Maine Power Company from 1984 to 1989. Before joining Central Maine Power, Mr. Rowe was senior vice president of law for Consolidated Rail Corporation (Conrail) in Philadelphia. Mr. Rowe worked with the Chicago law firm of Isham, Lincoln & Beale from 1970 to 1980, where he became a partner in 1978 and served as counsel to the Trustees of the Chicago, Milwaukee, St. Paul & Pacific Railroad Company.

Civic Involvement
Mr. Rowe serves on the Board of Directors at UnumProvident Corporation, The Northern Trust Corporation and The Chicago Club. Additionally, he is on the Board of Trustees at The Art Institute of Chicago, The Chicago Council on Foreign Relations, The Chicago Historical Society, The Field Museum, the Wisconsin Alumni Research Foundation, the American Enterprise Institute and the Illinois Chapter of The Nature Conservancy. Mr. Rowe is past Chairman of the Edison Electric Institute, a Trustee of Northwestern University and a member of The Economic Club of Chicago, The Chicago Urban League, and The Commercial Club of Chicago, for which he serves on the Civic Committee

Education
Mr. Rowe is a graduate of the University of Wisconsin and the University of Wisconsin Law School. He is a member of Phi Beta Kappa and the Order of the Coif. He has an honorary Doctor of Humane Letters degree from Bryant College, where he served on the Board of Trustees from 1994 to 1998.

Family
Mr. Rowe is a native of Wisconsin. He and his wife, Jeanne, have one child, Bill.


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                                                               [Logo for Exelon]

[In the upper left corner is a photograph of Betsy Moler]

Elizabeth Anne "Betsy" Moler

Position
Senior Vice President, Government Affairs and Policy

Profile
Exelon Corporation was formed in October 2000 by the merger of Unicom Corporation and PECO Energy. Headquartered in Chicago, Exelon is one of the nation's largest electric utilities, with approximately five million customers and more than $15 billion in annual revenues. Exelon owns or contracts for an expanding generation portfolio of approximately 40,000 megawatts, with strong positions in the Midwest and Mid-Atlantic. Exelon also has holdings in infrastructure services, energy services and telecommunications. As Senior Vice President of Government Affairs and Policy, Ms. Moler oversees the firm's Washington, D. C. office and serves as a member of Exelon's Senior Management Committee.

Professional History
In January 2000, prior to the formation of Exelon, Ms. Moler served as Senior Vice President, Government Affairs and Policy for Unicom Corporation. During 1999, she was a partner in the law firm of Vinson & Elkins and a member of the Unicom Board of Directors. Ms. Moler has a long career in government service. She was a staff member on Capitol Hill for 20 years. She served as Counsel and Senior Counsel for the United States Senate Committee on Energy and Natural Resources from 1976 to 1988. In 1988, she was appointed by President Ronald Reagan, and confirmed by the United States Senate, to served as a Member of the Federal Energy Regulatory Commission (FERC). She was reappointed twice by Presidents George Bush and Bill Clinton. In 1993, she was designated by President Clinton to serve as the Commission's Chair. She continued to serve as the Commission's Chair until June 1997, when she was appointed by the President, and confirmed by the Senate, to serve as the Deputy Secretary of Energy. She resigned her duties in governmental service in October 1998. While at the Department of Energy, Ms. Moler was the principal architect of the first comprehensive legislative proposal for restructuring the Nation's electricity industry, the Clinton Administration's Comprehensive Electricity Competition Act, which was transmitted to Congress in June 1998. During her tenure as Chair of the FERC, the Commission successfully restructured both the interstate natural gas industry under Order No. 636 and the wholesale electricity industry under Order Nos. 888 and 889.

Civic Involvement
Ms. Moler serves on the Board of Directors for the Henry M. Jackson Foundation and is a member of the District of Columbia Bar Association and the American Bar Association.

Awards
Ms. Moler is the past recipient of the Women's Council on Energy and the Environment, Woman of the Year Award in 1996 and 1998. She has received both the Energy Daily Annual Public Policy Leadership Award and the National Energy Resources Organization Distinguished Service Award in 1996. Ms. Moler is listed in the Who's Who of American Women, Who's Who in American Law, and the Energy Who's Who Directory. In addition, she was listed in the "100 Most Influential People in Gas and Electricity," Hart's Century of Power Energy Markets Magazine, 1999 and the "Class of 2000: Men and Women of the Third Millennium," World Cogeneration Magazine, Jan./Feb., 2000

Education
Ms. Moler received her Bachelor of Art's degree, with honors, from The American University. She pursued graduate studies at John Hopkins University and received her law degree from The George Washington University.

Family
Ms. Moler and her husband, Thomas B. Williams, have two children, Blake and Eleanor.


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                                                    [Logo for Exelon Generation]

[In the upper left corner is a photograph of Oliver Kingsley]

Oliver D. Kingsley, Jr.

Position
Chief Executive Officer and President, Exelon Generation
Senior Executive Vice President, Exelon Corporation

Profile
As CEO and President of Exelon Generation, and Senior Executive Vice President, Exelon, Mr. Kingsley directs the operations of Exelon Nuclear, Exelon Power, Exelon's Business Services Company, Exelon Enterprises and Exelon's interests in other generation operations. Exelon Generation operates a generation fleet of nuclear, fossil and hydro stations in five states, with a capacity of 22,000 MW. Exelon Generation's nuclear fleet is the largest in the United States and the third largest in the world. Exelon Generation also holds a partnership interest in Sithe Energy, Inc., with a fossil and hydo operating capacity of 3800 MW, plus additional projects in development. Exelon Enterprises consists of a number of companies offering a variety of energy, telecommunications, engineering and construction services in 48 states. Business Services Company provides information technology, human resources, legal and other support to Exelon Corporation.

Professional History
From October 2000 through February 2002, Mr. Kingsley was President and Chief Nuclear Officer of Exelon Nuclear, which operates ten stations (17 reactors) with a capacity of 17,000 MW. Mr. Kingsley was also Chairman of the Management Committee of AmerGen Energy Company, a partnership between Exelon and British Energy, which owns and operates nuclear plants. Exelon Nuclear was created by the merger of Unicom Corporation and PECO Energy in October 2002. It soon established itself as an industry leader and set U. S. industry records for refueling outage duration, reduced production costs significantly, and set new generation records for the combined fleet. Mr. Kingsley joined Unicom, the parent company of ComEd, in November 1997 as President and Chief Nuclear Officer of ComEd's Nuclear Generation Group (NGG). ComEd, at that time, was the electric utility serving Northern Illinois and its NGG was then the largest nuclear program in the United States. Under Mr. Kingsley's leadership, the ComEd NGG made rapid progress in turning around a troubled nuclear power program. Quad Cities and LaSalle units were returned to service and, in 1999, for the first time in nine years, all ComEd units were under normal Nuclear Regulatory Commission oversight. In 1999, the NGG set a record for electrical generation, with a capacity factor twenty percent higher than the previous best. As a result of high capacity and increased efficiency, production costs were reduced more than forty percent. Before joining ComEd, Mr. Kingsley served as Chief Nuclear Officer of the Nuclear Generation Group at the Tennessee Valley Authority (TVA), which has five nuclear units at three sites. His leadership is largely credited with the turnaround of the TVA nuclear program, and the success and reputation for excellence enjoyed by the program. From 1985 to 1988, Mr. Kingsley served as Vice President, Nuclear Operations, for Middle South Utilities. From 1971 to 1984 he held various positions in the nuclear area of the Southern Company, including Plant Manager of the Farley Nuclear Plant, assistant manager of Nuclear Generation, manager of Nuclear Engineering & Technical Support and director of Nuclear Support. From 1966 to 1971 he served in the United States Navy Nuclear Submarine Force.

Education
Mr. Kingsley received a Bachelor of Science degree, with honors, in engineering physics from Auburn University. In June 2000 he was awarded the Walter Zinn Award of the American Nuclear Society, in recognition of his leadership in nuclear power.

Family
Mr. Kingsley and his wife, Sally, have four children and four grandchildren.


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                                                    [Logo for Exelon Power Team]

[In the upper left corner is a photograph of Ian McLean]

Ian P. McLean

Position
President, Exelon Power Team
Senior Vice President, Exelon Corporation

Profile
As President of Power Team, Mr. McLean oversees a nationwide, asset-based power marketing business that allows Exelon Corporation to maximize the value of the industry-leading generation portfolio built through the merger of Unicom Corporation and PECO Energy.

Professional History
Mr. McLean joined PECO Energy in 1999 as Senior Vice President and President of PECO Energy's national wholesale marketing division, also known as Power Team. Prior to joining PECO Energy, Mr. McLean was Group Vice President of Industrial Commodities Management for Engelhard Corporation, where his responsibilities included global trading, refining and recycling businesses with sites around the world. He began his career at Engelhard Corporation in 1985 as Managing Director of the London trading operation. In 1987, he was appointed Senior Vice President of the USA group, and the profits of this group grew 300% in a eight-year period between 1987 and 1994. Mr. McLean has also held positions with Johnson Matthey, Gerald Metals and Globe Commodities.

Education
Mr. McLean received his Bachelor of Science degree, with honors, in mathematics from Teesside University, located in Northern England.

Family
Mr. McLean and his wife, Kathryn, have four children and reside in Kennett Square, Pennsylvania.


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                                                                [Logo for ComEd]

[In the upper left corner is a photograph of Pam Strobel]

Pamela B. Strobel

Position
Chairman and Chief Executive Officer, Exelon Energy Delivery
Executive Vice President, Exelon Corporation
Chairman, ComEd and PECO Energy

Profile
Exelon Energy Delivery Services Company is the holding company for Exelon Corporation's energy delivery businesses, PECO Energy in Philadelphia and ComEd in Chicago. Pam Strobel is Executive Vice President of Exelon Corporation, the parent of Exelon Energy Delivery and is the Chairman and Chief Executive Officer of Exelon Energy Delivery. She is also the Chairman of PECO and ComEd. As Chief Executive Officer of Exelon Energy Delivery, Ms. Strobel is responsible for overseeing the transmission and distribution systems of one of the nation's largest utilities with nearly $15 billion in revenues and a customer base of approximately five million electricity and gas customers in Illinois and Pennsylvania.

Professional History
Prior to the merger of PECO and Unicom, Pam Strobel was Executive Vice President of Unicom Corporation and its chief subsidiary, ComEd. She joined ComEd as General Counsel in 1993. She has played a broad corporate policy role with large customers and various regulatory and government officials. Before joining ComEd, Ms. Strobel was a partner in the law firm of Sidley & Austin, which she joined in 1988, after 11 years with the firm of Isham, Lincoln & Beale.

Civic Involvement
Ms. Strobel serves on the boards of directors of IMC Global, Inc., one of the world's largest producers and suppliers of agricultural products and salt, and Sabre Holdings Corporation, the leading provider of technology and marketing services for the travel industry. Sabre Holdings Corporation is also the parent company of Travelocity, the world's leading online B2C travel site. She serves on the boards of trustees of Rush-Presbyterian-St. Luke's Medical Center, the Ravinia Festival Association, The Joffrey Ballet of Chicago, the Chicagoland Chamber of Commerce, Window to the World Communications, and The Mid-Day Club. In addition, she is the chair and a director of The Chicago Network and holds memberships in The Commercial Club, The Economic Club, the University Club, and The Executives' Club of Chicago.

Awards
Among many honors, Ms. Strobel has received 2002 Luminary Award from the Girl Scouts of Chicago, the Diversity 2000 Award from the Minority Corporate Counsel Association, the 1997 Founder's Award from the Chicago Bar Association's Alliance for Women, and the 1997 Women of Achievement Award from the Anti-Defamation League. In 1996, she was named one of the distinguished alumnae of the University of Illinois College of Law.

Education
Ms. Strobel received both her undergraduate and law degrees from the University of Illinois. She was a Bronze Tablet (upper three percent) recipient and a member of the law review.

Family
She and her husband, Russ, have two children, Ben and Libby.


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                                                   [Logo for Exelon Enterprises]

[In the upper left corner is a photograph of George Gilmore]

George H. Gilmore, Jr.

Position
President, Exelon Enterprises
Senior Vice President, Exelon Corporation

Profile
As President of Exelon Enterprises, Mr. Gilmore is responsible for leading and directing operations of the six Enterprise companies - Exelon
Telecommunications, Exelon Services, Exelon Thermal Technologies, Exelon Capital Partners, Exelon Energy and InfraSource, Inc.

Professional History
In December 2001, Mr. Gilmore came to Exelon Corporation. Prior to joining the company, Mr.Gilmore served as Group President of National Service Industries, Inc. where he was responsible for NSI's chemical, textile, rental and envelope businesses, which included 10,000 employees and 64 manufacturing plants. In his extensive and successful career, Mr. Gilmore has served as President of a number of companies including CalMat, AM Multigraphics, Mitel, Inc., Moore Document Solutions and Moore Business Systems.

Civic Involvement
Mr. Gilmore is a member of several business associations such as the Chicago Council of Foreign Relations, the Turnaround Management Association and serves on the Board of Directors of the Northeastern Illinois University Trust.

Education
Mr. Gilmore received his Bachelor's degree from The United States Military Academy at West Point. He has a Master's degree in International Relations from The University of Southern California and well as a MBA in finance from the Stanford Graduate School of Business.

                                     [Logo for Exelon Business Services Company]

[In the upper left corner is a photograph of Ruth Ann Gillis]

Ruth Ann M. Gillis

Position
Senior Vice President and Chief Financial Officer, Exelon Corporation President, Exelon Business Services Company

Profile
Exelon Corporation was formed in October 2000 by the merger of Unicom Corporation and PECO Energy. As Senior Vice President and CFO, Ms Gillis is responsible for the comptroller, treasury, investment, investor relations, internal audit and all financial matters for Exelon, one of the nation's largest electric utilities, with approximately five million customers and more than $15 billion in annual revenues. The company has one of the industry's largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. In addition to these responsibilies, Ms. Gillis was recently named President of Exelon Business Services Company, which provides information technology support, legal and human resources services, payroll, accounts payable, supply chain and real estate services for all areas of Exelon. She is also Chairman of the Risk Management Committee and a member of Exelon's Executive Management Committee.

Professional History
Prior to her current position, Ms. Gillis served as Chief Financial Officer of Unicom Corporation from 1999 to October 2000 when Exelon was created. In addition, she was Senior Vice President of Competitive Operations, which included Customer Service Operations, Marketing and Sales and New Business Development all residing in ComEd, a subsidiary of Exelon. Ms. Gillis also was responsible for the unregulated businesses residing in Unicom Enterprises, Inc. and Unicom Resources. She joined the company in 1997 as Vice President and Treasurer of Unicom Corporation. As Treasurer, Ms. Gillis was responsible for the corporation's financing activities, cash management, financial risk management and treasury options. Before joining Unicom, Ms. Gillis as CFO, Treasurer and Vice President of the University of Chicago Hospitals and Health System. Her responsibilities included oversight of all aspects of corporate finance and treasury for a $600 million health care system anchored by The University of Chicago Hospitals. From 1977 through 1985, Ms. Gillis worked for First Chicago Corporation (FCC) where she held a variety of lending and staff positions.

Civic Involvement
Ms. Gillis donates her time to various community organizations. She has been an active member of The University of Chicago Cancer Research Foundation Women's Board since 1986, and is the President of the Foundation's Board of Trustees. She is a Director of the Chicago State University Foundation Board and serves on the Board of Managers of the YMCA of Metropolitan Chicago. Ms. Gillis is a member of The Chicago Network and The Economic Club of Chicago. She is also a Director of the Parson Group, a professional services company.

Education
Ms. Gillis received her Bachelor's degree in economics from Smith College in Northampton, Massachusetts. She was distinguished as Phi Beta Kappa and graduated Magna Cum Laude with high honors in 1977. In 1980, she graduated with a Master's degree in business administration from The University of Chicago Graduate School of Business.

Family
Ms. Gillis lives in Chicago with her husband and two teenage sons.